Exhibit 99.2

 Q4 2019 Earnings Presentation  January 24, 2020

 1  Safe Harbor Statements  Forward-Looking StatementsAll statements, other than statements of historical fact, included in this release and any oral statements made regarding the subject of this release, including in the conference call referenced herein, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements relating to the benefits of a strategic acquisition, the bond portfolio and non-core funding, future balance sheet growth and acquisition opportunities. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the Company’s future financial and operating results and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others: (1) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated, (2) increased levels of other real estate, primarily as a result of foreclosures, (3) the impact of liquidity needs on our results of operations and financial condition, (4) competition from financial institutions and other financial service providers, (5) the effect of interest rate increases on the cost of deposits, (6) unanticipated weakness in loan demand or loan pricing, (7) lack of strategic growth opportunities or our failure to execute on those opportunities, (8) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (9) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits, (10) our ability to effectively manage problem credits, (11) our ability to successfully implement efficiency initiatives on time and in amounts projected, (12) our ability to successfully develop and market new products and technology, (13) the impact of negative developments in the financial industry and U.S. and global capital and credit markets, (14) our ability to retain the services of key personnel, (15) our ability to adapt to technological changes, (16) risks associated with litigation, including the applicability of insurance coverage, (17) the vulnerability of the Bank’s network and online banking portals, and the systems of parties with whom the Company and the Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches, (18) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments, (19) adverse results (including costs, fines, reputational harm, and/or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions, (20) the risk that expected cost savings and revenue synergies from (i) the merger of the Company and TCB (the “TCB Holdings Transaction”) or (ii) the proposed merger between the Company and FABK (the “First Advantage Transaction” and, together with the TCB Holdings Transaction, collectively, the “Transactions”), may not be realized or may take longer than anticipated to be realized, (21) the ability to meet expectations regarding the timing and completion of the First Advantage Transaction and the accounting and tax treatment of the Transactions, (22) the effect of the announcement, pendency, or completion of the Transactions on customer, supplier, or employee relationships and operating results (including without limitation difficulties in maintaining relationships with employees and customers), as well as on the market price of the Company’s common stock, (23) the risk that the businesses and operations of TCB and its subsidiaries and of FABK and its subsidiaries cannot be successfully integrated with the business and operations of the Company and its subsidiaries or that integration will be more costly or difficult than expected, (24) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement for the First Advantage Transaction, (25) the amount of costs, fees, expenses, and charges related to the Transactions, including those arising as a result of unexpected factors or events, (26) the ability to obtain the shareholder and governmental approvals required for the First Advantage Transaction, (27) reputational risk associated with and the reaction of the parties’ customers, suppliers, employees, or other business partners to the Transactions, (28) the failure of any of the conditions to the closing of the First Advantage Transaction to be satisfied, or any unexpected delay in closing the First Advantage Transaction, (29) the dilution caused by the Company’s issuance of additional shares of its common stock in the Transactions, (30) the Company’s ability to simultaneously execute on two separate business combination transactions, (31) the risk associated with Company management’s attention being diverted away from the day-to-day business and operations of the Company to the completion of the Transactions, and (32) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Additional factors which could affect the forward-looking statements can be found in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. The Company believes the forward-looking statements contained herein are reasonable; however, many of such risks, uncertainties, and other factors are beyond the Company’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Therefore, the Company can give no assurance that its future results will be as estimated. The Company does not intend to, and disclaims any obligation to, update or revise any forward-looking statement.  Non-GAAP Financial MeasuresThis presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and, therefore, are considered non-GAAP financial measures. Members of the Company’s management use these non-GAAP financial measures in their analysis of the Company’s performance, financial condition, and efficiency of operations. Management of the Company believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the current period. Management of the Company also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures.The non-GAAP financial measures contained in this presentation include, without limitation, adjusted net income attributable to common shareholders, adjusted return on average assets (adjusted ROAA), adjusted return on average tangible common equity (adjusted ROATCE), ROATCE, adjusted quarterly earnings per share, adjusted net interest rate spread, adjusted NIM, tangible assets, tangible common equity, tangible book value per share (TBVPS), tangible common equity to tangible assets, adjusted non-interest expense, efficiency ratio, core bank efficiency ratio, and allowance for loan losses plus unamortized loan accretion to total loans.

Financial Highlights and Recent Developments

Quarterly Highlights for Q4'19

- Reported EPS of $0.37 per diluted common share on quarterly income of $4.1 million. When adjusted for $1.3 million of merger expense, EPS is $0.47 per common diluted share. Year-to-date reported income for 2019 was $16.2 million or $1.44 per diluted common share
- Announced definitive agreement to acquire First Advantage Bancorp on October 23, 2019, adding assets of $738.0 million, loans-held-for-sale of $646.4 million and deposits of $610.8 million(4). Acquisition is projected to close in second quarter of 2020
- Completed 10-year $60 million subordinated debt offering, rate is fixed at 5.125% for first five years and floating with SOFR for the next five years.
- Net Interest Margin declined 5 basis points from Q3 2019, 4 basis points of the decline can be attributed to the sub-debt offering
- Generated a franchise record $217 million of new loan production a 4.7% WAR in Q4 2019, loans-held-for-investment grew $59.3 million, 17.6% annualized, to $1.4 billion
- Core deposits grew by $17 million 7.5% annualized, and total customer deposits grew by $75 million, 27% annualized, from Q3 2019

Recent Developments

- Announced the completion of the acquisition of Community Bank & Trust on January 2, 2020. Community Bank and Trust reported total assets of $252.9 million, loans of $174.0 million and deposits of $210.1 million. Deal is expected to be accretive to earnings in the first quarter of 2020
- Declared quarterly dividend of $0.10 per share on January 22, 2020, a 11.1% increase over the dividend paid for the fourth quarter of 2018, payable on February 14, 2020

Financial Results

	Three months ended December 31, 2019
Diluted EPS	**$0.37**
Adjusted Diluted EPS (1) (2)	$0.47
Net Income ($mm)	**$4.13**
Adjusted Net Income ($mm) (1) (2)	$5.26
ROAA	**0.88 %**
Adjusted ROAA (1) (2)	1.12 %
GAAP Efficiency Ratio	**78.7 %**
Core Bank Efficiency Ratio (1) (2)	63.3 %
Net Interest Margin	**3.46 %**
Adjusted Net Interest Margin (2)	3.23 %
ROATCE (2)	**9.75 %**
Adjusted ROATCE (2)	12.41 %
ROAE	**7.50 %**
Adjusted ROAE (2)	9.54 %
TBVPS (2)	**$15.42**
Total Loans Held for Investment ($mm) (3)	**$1,410**
Total Deposits ($mm)	**$1,584**
TCE / TA (2)	**9.36 %**

Reliant BANCORP, INC.

(1) Adjusted for merger expenses
(2) Non-GAAP figures. Refer to appendix for "reconciliation of non-GAAP financial measures"
(3) Gross figure
(4) Financials as of December 31, 2019

2

Recent Acquisitions to Grow Franchise and Expand Presence in Middle Tennessee

	COMMUNITY Bank & Trust	FIRST ADVANTAGE BANK[(2)]
Overview	• **Announced on September 16, 2019; Closed on January 1, 2020** • **Assets:** $253 million • **Headquarters:** Ashland City, TN • Five branches in the Nashville MSA	• **Announced on October 23, 2019; Expected to close in April 2020** • **Assets:** $738 million • **Headquarters:** Clarksville, TN • Five branches in Montgomery County, TN; Three branches in the Nashville MSA
Strategic Rationale	• **Entry into Cheatham County, TN** with the **#1 deposit market share** and strengthens existing footprint in Robertson County, TN • **Some of the lowest cost deposits** in the region • Sizeable **reductions in noninterest expense** coupled with increased capital base to further support borrower demand	• **Extends footprint into the attractive Clarksville MSA** with #2 deposit market share and15.4% of deposits • Vibrant Williamson County, TN **position improves to #5** with 8.5% deposit market share • **Adds highly profitable manufactured housing lending business** (~8% of pro-forma loans)
Transaction Consideration	• Transaction value of approximately $37.2 million[(1)] • ~50% Stock / 50% Cash • **Anticipated EPS accretion in 2021 of ~12.5%**	• Transaction value of approximately $123.4 million[(3)] • ~90% Stock / 10% Cash • **Anticipated EPS accretion in 2021 of >17%**
Standalone Q4-2019 Highlights	• **Net Loans:** $172.4mm • **Total Deposits:** $210.1mm • **EPS (Basic / Diluted):** N/A • **ROAA:** 0.70% • **NIM:** 3.65%	• **Net Loans:** $641 million • **Total Deposits:** $611 million • **EPS (Basic / Diluted):** ($0.32) / ($0.29) • **ROAA:** (0.67)% • **NIM:** 4.06%

Reliant BANCORP, INC.

(1) Pricing based on RBNC's 20-day volume-weighted average closing price per share of $23.06 as of 9/6/2019
(2) Figures presented for First Advantage Bank are for the consolidated entity
(3) Pricing based on RBNC's closing common stock price of $23.65 per share as of 10/22/19

3

   Enhanced Stronger Franchise  4  Source: Company documents, Note: Data as of December 31, 2019 Estimated figures only since call is not finalized. Non-GAAP figure. Refer to appendix for “reconciliation of non-GAAP financial measures.Figures presented for First Advantage Bank are for the consolidated entityFor illustrative purposes only.  Combined metrics exclude purchase accounting, anticipated synergies and other acquisition related metrics.  (1)  (3)  (2)  (1)

 Diverse Deposit Portfolio Mix  5  Cost of Deposits:  Cost of Funds:  Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each year. Reflects consolidated numbers for Reliant Bancorp, Inc.  Wholesale and Other Purchased Funds  0.38%   0.40%   0.61%   0.96%   1.18%   1.50%   1.36%                 0.42%   0.43%   0.66%   1.07%   1.31%   1.54%   1.43%   Total Deposits    CAGR: 25.4%  % of Total Deposits:            Wt. Avg. Cost:  Wt. Avg. Duration (Months):  2.19%   2.35%   2.34%   2.11%   1.85%             2.4   1.5   3.0   2.2   2.0

 Balancing Growth and Profitability  6                Coupon + Fees:  Growing Loan Portfolio(1)  Notes: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each year. (1) Does not include loans held for sale.    CAGR: 22.9%  Loan Yields

 Disciplined Credit Culture  7  Loan Reserves(1)  Net Charge-Offs (Recoveries) / Average Loans(2)  Non Performing Assets / Total Assets  Source: Company documentsNote: Data as of or for the three months ended each respective quarter.Non-GAAP figure. Refer to appendix for “reconciliation of non-GAAP financial measures.”Data has been annualized

 8  Diversified Lending Platform  C&D Portfolio  Commercial Real Estate Portfolio  Source: S&P Global Market Intelligence, Company documentsNote: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter.                      Outstanding balance as a % of Total Capital

Growing, Profitable Core Bank (Excludes Mortgage Subsidiary Financial Results)

Core Bank Net Income(1),(4)



Grey bars indicate adjustment for merger expenses
$18.0
$9.0
$0.0
$5.6
$8.9
$7.2
$14.1
$17.6
$4.1
$4.3
$5.4
$4.1
$4.0
$0.3
$4.1
$1.3
2015
2016
2017
2018
YTD2019
Q4'18
3Q'19
4Q'19

Core Bank Net Interest Income(2)



$60
$50
$40
$30
$20
$10
$ -
$25.9
$32.0
$33.8
$53.0
$55.3
$13.5
$13.9
$14.3
2015
2016
2017
2018
YTD2019
Q4'18
3Q'19
4Q'19

Adj. NIM(4):							
3.82%	3.83%	3.81%	3.58%	3.65%	3.48%	3.35%	3.23%

Core Bank Adjusted Non-Interest Expenses(2),(3)



Core Bank Non-Interest Expense
Core Bank Non-Interest Expense / Average Assets
$60.
$50.
$40.
$30.
$20.
$10.
$ -
3.0%
2.5%
2.0%
1.5%
2.55%
2.51%
2.42%
2.36%
2.36%
2.43%
2.15%
2.23%
$18.7
$22.2
$24.1
$38.7
$40.8
$10.3
$9.7
$10.5
2015
2016
2017
2018
YTD2019
Q4'18
3Q'19
4Q'19

Core Bank Efficiency(1),(2):							
68.0%	62.6%	61.9%	63.5%	64.0%	64.0%	60.8%	63.3%

Source: Company documents
Note: $ in millions, unless otherwise specified; Data as of or for the three months ended each respective quarter or twelve months ended each year.
(1) Includes holding company
(2) Core bank excluded results from joint venture mortgage segment. Please note, mortgage company financial results are included in consolidated financial results, with any loss netted out as non-controlling interest in subsidiary.
(3) Does not include merger expenses. Refer to appendix for "reconciliation of non-GAAP financial measures."
(4) Non-GAAP figure. Refer to appendix for "reconciliation of non-GAAP financial measures."

Reliant BANCORP, INC.

9

Financial Strength Positions Company for Growth  10  Source: Company documents, SNL FinancialNote: Data as of or for the three months ended each respective quarter; Chart and table reflect numbers for Reliant Bank (excludes holding company)Estimated figures only since call is not finalized. Non-GAAP figure. Refer to appendix for “reconciliation of non-GAAP financial measures.”.  (1)  (2)

 Delivering Shareholder Value  11  Reported Quarterly Diluted EPS(1)  Tangible Book Value per Share(1)  Reported ROAA(1)  Reported ROATCE(1)  Source: Company documentsNote: Data as of or for the three months ended each respective quarter. (1) Non-GAAP figures. Refer to appendix for “reconciliation of non-GAAP financial measures”.  Green bars indicate adjustments due to merger expenses(1)

 Appendix

 Reconciliation of Non-GAAP Financial Measures  13  Reliant Bancorp, Inc. Adjusted Return on Average Assets and Average Tangible Common Equity and Earnings Per Share

 Reconciliation of Non-GAAP Financial Measures  14  Reliant Bancorp, Inc. Adjusted Net Interest Margin

 Reconciliation of Non-GAAP Financial Measures  15  Reliant Bancorp, Inc. Tangible Common Equity to Tangible Assets and Tangible Book Value per Share

 Reconciliation of Non-GAAP Financial Measures  16  Reliant Bancorp, Inc. Core Bank Profitability  Note: Core bank only, excluding mortgage segment. Includes Holding company.

 Reconciliation of Non-GAAP Financial Measures  17  Reliant Bancorp, Inc. Core Bank Efficiency Ratio  Note: Core bank only, excluding mortgage segment. Includes holding company.

 Reconciliation of Non-GAAP Financial Measures  18  Reliant Bancorp, Inc. Loan Reserves